UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Definitive Information Statement

American Biogenetic Sciences Inc.
(Name of Registrant as Specified In Its Charter)

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We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

American Biogenetic Sciences Inc.
79 East Putnam Ave,
Greenwich, CT 06830
Phone: (203) 297-6100

NOTICE OF ACTION TO BE TAKEN BY WRITTEN CONSENT

June 12, 2015

To The Corporation's Stockholder:

Notice is hereby given that on May 29, 2015, the Board of Directors of American Biogenetic Sciences Inc. (the "Corporation") and holder of 760,000 shares or approximately 69.80% of the outstanding shares of common stock, par value $0.0001 per share (the "Common Stock"), have approved by joint written consent in lieu of a special meeting of the stockholder of the Corporation, the following corporate action (the "Corporate Action"):

1. An amendment to the Corporation's Certificate of Incorporation to change the name of the Corporation from American Biogenetic Sciences Inc. to USA Equities Corp. (the "Name Change").

The Corporation's Board of Directors approved the Name Change and the amendment to the Certificate of Incorporation on May 29, 2015 and the holder of a majority of the shares of Common Sock of the Corporation (the "Majority Consenting Stockholder") consented to the amendment to the Certificate of Incorporation implementing the Name Change on May 29, 2015 (the "Joint Written Consent")..

The attached Information Statement is being circulated to our stockholder of record on May 29, 2015 (the "Record Date") to provide you with notice that the Corporate Action has been approved by the Joint Written Consent of the Board of Directors and Majority Consenting Stockholder of the Corporation. The Corporate Action will be implemented with and subject to the approval of FINRA and no further action by the Corporation's stockholder is required.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Corporate Action is expected to become effective twenty (20) days after the date this Information Statement is mailed to the Corporation's stockholder.

This Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of American Biogenetic Sciences Inc.

/s/ Richard Rubin
Richard Rubin
Chairman and CEO

American Biogenetic Sciences Inc.
79 East Putnam Ave,
Greenwich, CT 06830
Phone: (203) 297-6100

INFORMATION STATEMENT

General

This Information Statement has been filed with the United States Securities and Exchange Commission (the "SEC") and is being furnished to the holder of the outstanding shares of Common Stock of American Biogenetic Sciences Inc., a Delaware corporation ("we," "us," "our," the "Registrant" or the "Corporation"). The purpose of this Information Statement is to provide notice that the Corporation's majority stockholder holding 760,000 shares or approximately 69.8% of the issued and outstanding shares of the Corporation's Common Stock as of the record date of May 29, 2015 (the "Record Date") approved the following corporate action (the "Corporate Action"):

1. An amendment to the Corporation's Certificate of Incorporation to change the name of the Corporation from American Biogenetic Sciences Inc. to USA Equities Corp. (the "Name Change").

The Corporation will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement is expected to be mailed to our stockholder on or about June 15, 2015 (the "Mailing Date") to the stockholder of the Corporation as of the Record Date.

The Corporation is distributing this Information Statement to its stockholder in full satisfaction of any notice requirements it may have under the Delaware General Corporation Law. No additional action will be undertaken by the Corporation with respect to the receipt of the written consents, and no dissenters' rights are afforded under the Delaware General Corporation Law as a result of the adoption of the Corporate Action.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO USA EQUITIES CORP.

Effective May 29, 2015, the Corporation's Board of Directors approved an amendment to the Corporation's Certificate of Incorporation to effect the Name Change with the written consent of the Corporation's Majority Consenting Stockholder (the "Joint Written Consent").

A copy of the Joint Written Consent is attached as Exhibit A to this Information Statement and a copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit B to this Information Statement.

Other than the Name Change, the amendment to the Certificate does not amend the Corporation's Certificate of Incorporation as presently in effect and will not result in any change to the rights of the Corporation's security holder or to the capital accounts of the Corporation.

Reasons for the Name Change

The Corporation's Board of Directors ratified, approved and recommended that the Corporation's Majority Consenting Stockholder consent to the Name Change to more accurately reflect the fact that the Corporation ceased its former business operation. On September 19, 2002, the Registrant filed a petition under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of New York. On November 4, 2005, the Bankruptcy Court approved an order authorizing a change in control and provided that the Company, subsequent to the bankruptcy proceeding, is free and clear of all liens, claims and other obligations.

The Registrant has no present operations and has determined to direct its efforts and limited resources to pursue new business opportunities.

Name Change and Amendment to the Certificate of Incorporation Approved by Written Consent in Lieu of Meeting

The Corporate Action was approved by the Joint Written Consent of the Registrant's Board of Directors and Majority Consenting Stockholder on May 29, 2015, the Record Date, in lieu of holding a meeting of the Registrant's Stockholder. On the Record Date, the Majority Consenting Stockholder held 760,000 shares or approximately 69.8% of the outstanding shares of the Registrant's Common Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The remaining stockholder of the Corporation will not be given an opportunity to vote with respect to the Corporate Action, which is limited to the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholder of the proposed action to be taken by written consent.

The elimination of the need for a meeting of stockholder to approve this action is made possible by Section 228 of the Delaware General Corporate Law, which generally provides that any action required to be taken at any annual or special meeting of stockholder of a corporation, or any action which may be taken at any annual or special meeting of such stockholder, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by persons holding a majority of the outstanding voting securities of the corporation.

Expected Effectiveness of the Name Change

Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporate Action cannot become effective until twenty (20) days after the date that this Information Statement is sent to the Corporation's Stockholder.

To effect the Name Change, the Corporation intends to file a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Delaware Secretary of State approximately twenty (20) days after the date that this Information Statement is first sent to the Corporation's Stockholder of record as of the Record Date. A copy of the Certificate of Amendment to the Certificate of Incorporation to be filed is attached as Exhibit A to this Information Statement.

No Appraisal Rights

Under the Delaware General Corporation Law, the Corporation's stockholder are not entitled to appraisal or discount rights with respect to the Name Change or the filing of the Certificate of Amendment to the Certificate of Incorporation.

OUTSTANDING VOTING STOCK OF THE CORPORATION

The Board of Directors of the Corporation fixed the close of business on May 29, 2015, as the Record Date for determining the stockholder entitled to approve the Corporate Action and to receive copies of this Information Statement As of the Record Date, there were 1,088,740 shares of Common Stock outstanding. The Corporation's Common Stock constitutes the sole outstanding class of its voting securities. As at the date hereof, the Corporation has not issued any preferred stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of the Corporation's Common Stock owned beneficially as of the Record Date by: (i) each person (including any group) known to us to own more than five (5%) percent of any class of its voting securities; (ii) each of the Corporation's directors and each of its named executive officers (as defined under Item 402(m)(2) of Regulation S-K) and (ii) officers and directors as a group. Unless otherwise indicated, the stockholder listed possess sole voting and investment power with respect to the shares shown.

As of May 29, 2015, the Registrant had 1,088,740 shares of Common Stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Troy Grogan, CFO and Director 3801 PGA Blvd., Suite 102, Palm Beach Garden, FL 33410	760,000 shares	69.80%
Common Stock	Richard Rubin, CEO and Chairman 40 Wall Street, 28th Floor New York, NY 10005	0 shares	0.00%
Common Stock	Officer and director (2 person)	760,000 shares	69.80%

(1) Applicable percentage ownership is based on 1,088,740 shares of Common Stock outstanding as of May 29, 2015. Beneficial ownership is determined in accordance with the rules of the SEC generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CHANGES IN CONTROL

The Corporation is not aware of any other arrangement that may result in a change in control of the Corporation.

DELIVERY OF DOCUMENTS TO STOCKHOLDER SHARING AN ADDRESS

The Corporation will only deliver one Information Statement to multiple stockholder sharing an address unless the Corporation has received contrary instructions from one or more of the stockholder. The Corporation will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

American Biogenetic Sciences Inc.
79 East Putnam Ave,
Greenwich, CT 06830
Phone: (203) 297-6100

Stockholder may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Corporation at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Action.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Corporation is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Corporation pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information filed by the Corporation from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.  All inquiries regarding the Corporation should be addressed to the principal executive offices of the Corporation at 79 East Putnam Ave, Greenwich, CT 06830.

By Order of the Board of Directors
American Biogenetic Sciences Inc.
/s/ Richard Rubin
Richard Rubin, CEO and Chairman

Dated: June 2, 2015

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

American Biogenetic Sciences Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of American Biogenetic Sciences Inc. (the "Corporation") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and based upon the written consent of stockholder of said Corporation holding a majority of the outstanding shares of common stock for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

FIRST: The name of the Corporation is: USA EQUITIES CORP.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, and based upon the written consent of holder of a majority of the shares of common of said Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 29th day of May 2015.

By: /s/ Richard Rubin
Name: Richard Rubin
Title: CEO and Chairman

Exhibit B

JOINT WRITTEN CONSENT OF THE
BOARD OF DIRECTORS
AND
MAJORITY STOCKHOLDER
OF
AMERICAN BIOGENETIC SCIENCES INC.

The undersigned, being all of the members of the Board of Directors of American Biogenetic Sciences Inc., a Delaware corporation (the "Corporation") together with the written consent of the holder of a majority of the outstanding shares of the Corporation's common stock, par value $0.0001 (the "Common Stock"), acting pursuant to the authority granted by Section 228 and Section 242 of Title 8 of the Delaware General Corporation Law ("DGCL") and the by-laws of the Corporation, do hereby adopt the following resolutions, which resolutions have been approved by the Board of Directors of the Corporation with the written consent of the holder of a majority of the Corporation's outstanding shares of Common Stock as of this 29th day of May 2015 (the "Joint Written Consent").

WHEREAS, the Corporation's Board of Directors, with the written consent of the holder of a majority of the Corporation's outstanding shares of Common Stock (the "Majority Consenting Stockholder"), have authorized and approved the filing of a Certificate of Amendment to the Corporation's Certificate of Incorporation to change the name of the Corporation from American Biogenetic Sciences Inc. to USA Equities Corp.

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Amendment to the Corporation's Certificate of Incorporation Agreement in the form attached hereto be duly filed with the State of Delaware, authorizing and approving the amendment to Article FIRST, as follows:

FIRST: The name of the Corporation is: USA Equities Corp.

The number of shares of Corporation's Common Stock issued and outstanding at May 29, 2015 (the "Record Date") is 1,088,740 shares. The number of shares of Common Stock owned of record and beneficially by the Majority Consenting Stockholder necessary to ratify and approve the Certificate of Amendment under Section 228 of Title 8 of the DGCL is 544,371 shares of Common Stock. The Majority Consenting Stockholder holding 760,000 shares of Common Stock, representing approximately 69.80% of the outstanding shares, has consented to the adoption and filing of the Certificate of Amendment.

FURTHER RESOLVED, that, subject to the foregoing, any officer of the Corporation, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolution;

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation. This Joint Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholder of the Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

/s/ Richard Rubin Richard Rubin Chief Executive Officer and Chairman Dated: May 29, 2015	/s/ Troy Grogan Troy Grogan Chief Financial Officer and Director Dated: May 29, 2015

Consenting Shareholder

Names of Consenting Stockholder	Number of Shares	Percentage
/s/ Troy Grogan	760,000	69.80%
Name: Troy Grogan
Total	760,000	69.80%